Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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TREEHOUSE FOODS, INC.

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NEWS RELEASE

Investors:	PI Aquino
Vice President, Investor Relations
708.483.1331

Media:	Bryan Locke
Liz Zale
Mike DeGraff
Sard Verbinnen & Co.
TreeHouse-SVC@sardverb.com

TreeHouse Foods Comments on JANA Partners 13D Filing and

Nomination of Director Candidates

OAK BROOK, Ill, February 10, 2021 – TreeHouse Foods (NYSE: THS) today issued the following statement addressing JANA Partners’ 13D filing and nomination of three directors for election to TreeHouse’s board of directors:

“TreeHouse has held multiple discussions with JANA in the spirit of maintaining constructive dialogue. During those conversations, JANA expressed strong support for the actions TreeHouse has taken to drive growth and profitability and enhance stockholder value. In particular, JANA has highlighted our strong position as a leader in private label, our progress in driving improved operating performance and cash flow, and the value creation opportunity that our acquisition of Riviana represents.

“TreeHouse is open to constructive input from all stockholders. The Board’s Nominating and Corporate Governance Committee will review JANA’s nominees in accordance with its process.

“The TreeHouse Board currently consists of 12 highly qualified Directors, 10 of whom are independent and all of whom are established industry leaders with deep expertise and experience that aligns with the Company’s long-term strategy. The Board has been regularly refreshed with independent directors with diverse racial and gender backgrounds. Six of the current 10 independent directors joined the Board in the past three years, including two directors who have joined within the last 12 months. TreeHouse remains committed to maintaining a Board with diverse perspectives and backgrounds to provide independent oversight and enhance value for all stockholders.

“TreeHouse looks forward to providing an update on its progress during tomorrow’s earnings call, along with the steps it continues to take to deliver value to TreeHouse stockholders.”

ABOUT TREEHOUSE FOODS

TreeHouse Foods, Inc. is a leading manufacturer and distributor of private label packaged foods and beverages in North America. We have approximately 40 production facilities across North America and Italy, and our vision is to be the undisputed solutions leader for custom brands for our customers. Our extensive product portfolio includes snacking, beverages and meal preparation products, available in shelf stable, refrigerated, frozen and fresh formats. We have a comprehensive offering of packaging formats and flavor profiles, and we also offer clean label, organic and preservative-free ingredients across almost our entire portfolio. Our purpose is to make high quality food and beverages affordable to all.

Additional information, including TreeHouse’s most recent reports on Forms 10-Q and 10-K, may be found at TreeHouse’s web site, www.treehousefoods.com.

ADDITIONAL INFORMATION

TreeHouse Foods, Inc. (“TreeHouse”) intends to file a proxy statement, together with a [WHITE] proxy card, with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). TreeHouse stockholders are urged to read the proxy statement, together with the [WHITE] proxy card, and other relevant documents filed or to be filed with the SEC when they become available because they contain or will contain important information. Investors will be able to get copies of the proxy statement and other documents (including the [WHITE] proxy card) filed with the SEC by TreeHouse for free at the SEC’s website www.sec.gov. Copies of those documents will also be available free of charge through the “Investors” section of TreeHouse’s website under Financials/SEC Filings at www.treehousefoods.com.

PARTICIPATION IN THE SOLICITATION

TreeHouse and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from TreeHouse’s stockholders in connection with the 2021 Annual Meeting. You can find information about TreeHouse’s directors and executive officers in TreeHouse’s definitive proxy statement for its 2020 annual meeting of stockholders, filed with the SEC on March 5, 2020, TreeHouse’s annual report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 13, 2020, TreeHouse’s current reports on Form 8-K filed with the SEC on November 24, 2020 and January 4, 2021 and on TreeHouse’s web site, www.treehousefoods.com, through the “Who We Are” and the “Leadership Team” and “Board of Directors” sections. Additional information regarding the ownership of TreeHouse securities by TreeHouse’s directors and executive officers is included in the Company’s SEC filings on Forms 3, 4, and 5. More detailed and updated information regarding the identity of potential participants in the solicitation of proxies, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant documents to be filed by TreeHouse with the SEC in connection with the 2021 Annual Meeting. These documents and the other SEC filings described in this paragraph may be obtained free of charge on the SEC’s web site and on TreeHouse’s web site as described above under “Additional Information.”

FORWARD LOOKING STATEMENTS

This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and other information are based on our beliefs, as well as assumptions made by us, using information currently available. The words “anticipate,” “believe,” “estimate,” “project,” “expect,” “intend,” “plan,” “should,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended. We do not intend to update these forward-looking statements following the date of this press release.

Such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this press release and other public statements we make. Such factors include, but are not limited to: risks related to the impact of the recent COVID-19 outbreak on our business, suppliers, consumers, customers and employees; the success of our restructuring programs, our level of indebtedness and related obligations; disruptions in the financial markets; interest rates; changes in foreign currency exchange rates; customer concentration and consolidation; raw material and commodity costs; competition; disruptions or inefficiencies in our supply chain and/or operations, including from the recent COVID-19 outbreak; our ability to continue to make acquisitions in accordance with our business strategy; changes and developments affecting our industry, including consumer preferences; the outcome of litigation and regulatory proceedings to which we may be a party; product recalls; changes in laws and regulations applicable to us; disruptions in or failures of our information technology systems; labor strikes or work stoppages; and other risks that are set forth in the Risk Factors section, the Legal Proceedings section, the Management’s Discussion and Analysis of Financial Condition and Results of Operations section, and other sections of our Annual Report on Form 10-K for the year ended December 31, 2019, and from time to time in our filings with the Securities and Exchange Commission. You are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made when evaluating the information presented in this press release. TreeHouse expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, to reflect any change in its expectations with regard thereto, or any other change in events, conditions or circumstances on which any statement is based.